UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02          Unregistered Sales of Equity Securities.

To the extent the events described under Item 8.01 may require disclosure under Item 3.02, the information provided under Item 8.01 is hereby incorporated herein by reference.

Item 8.01          Other Events.

On July 18, 2018, DB-FS, Inc. (previously known as T.J. Foodservices Co., Inc.) and DB Fish, LLC (previously known as TJ Seafood, LLC) (DB-FS, Inc., together with DB Fish, LLC, the “Holders”), each delivered a conversion notice to The Chefs’ Warehouse, Inc. (the “Company”) and its subsidiary, Del Monte Capitol Meat Company, LLC (“Del Monte”), exercising their right to convert their convertible subordinated notes of Del Monte (the “Convertible Subordinated Notes”) into common stock of the Company (the “Shares”).

The Company expects to issue an aggregate of 1,246,272 Shares on or about July 25, 2018, in full satisfaction of the conversion of Del Monte’s outstanding $36,750,000 aggregate principal amount of Convertible Subordinated Notes held by the Holders.  The issuance of the Shares pursuant to the conversion of the Convertible Subordinated Notes described herein will be exempt from registration under the Securities Act of 1933, as amended, under Section 4(a)(2), as transactions by the Company not involving a public offering.

Del Monte issued the Convertible Subordinated Notes on April 6, 2015, in connection with the Company’s acquisition of Del Monte Capitol Meat Co. and related entities.  The Convertible Subordinated Notes have a six-year maturity and bear interest at a rate of 2.5% per year. Pursuant to the terms of the Convertible Subordinated Notes, the Convertible Subordinated Notes are convertible at the election of the Holders, at a conversion price of $29.70 per share, at any time unless earlier redeemed by Del Monte. Subsequent to the aforementioned conversion, Del Monte will no longer have any outstanding Convertible Subordinated Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

Date:   July 24, 2018